VIRTUS Silvant Focused Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—97.0%
Communication Services—6.6%
Alphabet, Inc. Class A(1)	287,259	$ 29,797
Alphabet, Inc. Class C(1)	258,125	26,845
		56,642

Consumer Discretionary—12.9%
Amazon.com, Inc.(1)	608,354	62,837
Las Vegas Sands Corp.(1)	301,353	17,313
Royal Caribbean Cruises Ltd.(1)	230,635	15,060
Tesla, Inc.(1)	72,052	14,948
		110,158

Consumer Staples—3.9%
Estee Lauder Cos., Inc. (The) Class A	136,504	33,643
Financials—4.9%
Visa, Inc. Class A	187,321	42,233
Health Care—14.8%
Dexcom, Inc.(1)	153,627	17,848
Edwards Lifesciences Corp.(1)	286,812	23,728
Eli Lilly & Co.	102,620	35,242
	Shares	Value

Health Care—continued
Intuitive Surgical, Inc.(1)	65,675	$ 16,778
UnitedHealth Group, Inc.	69,025	32,621
		126,217

Industrials—7.2%
Boeing Co. (The)(1)	101,171	21,492
Fair Isaac Corp.(1)	34,197	24,030
Honeywell International, Inc.	85,935	16,424
		61,946

Information Technology—44.9%
Apple, Inc.	732,369	120,768
Applied Materials, Inc.	123,699	15,194
ASML Holding N.V. Registered Shares	13,982	9,518
Autodesk, Inc.(1)	82,773	17,230
Microsoft Corp.	425,156	122,572
NVIDIA Corp.	238,635	66,285
Salesforce, Inc.(1)	103,122	20,602
Workday, Inc. Class A(1)	54,584	11,274
		383,443

	Shares	Value

	Materials—1.8%
Vulcan Materials Co.	87,289	$ 14,975
	Total Common Stocks (Identified Cost $459,173)	829,257

	Total Long-Term Investments—97.0% (Identified Cost $459,173)	829,257

	TOTAL INVESTMENTS—97.0% (Identified Cost $459,173)	$829,257
	Other assets and liabilities, net—3.0%	25,684
	NET ASSETS—100.0%	$854,941

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the value of the Fund’s investments as of March 31, 2023, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$829,257	$829,257
Total Investments	$829,257	$829,257
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2023.
There were no transfers into or out of Level 3 related to securities held at March 31, 2023.
See Notes to Schedule of Investments

VIRTUS Silvant Focused Growth Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2023
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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